Exhibit 24.2

POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints BRUCE R. WORTHINGTON, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 2005, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 15th day of February, 2006.

/s/ DAVID R. ANDREWS	/s/ MARYELLEN C. HERRINGER
David R. Andrews	Maryellen C. Herringer /s/ MARY S. METZ
Leslie S. Biller /s/ DAVID A. COULTER	Mary S. Metz /s/ BARBARA L. RAMBO
David A. Coulter /s/ C. LEE COX	Barbara L. Rambo /s/ BARRY LAWSON WILLIAMS
C. Lee Cox /s/ PETER A. DARBEE	Barry Lawson Williams
Peter A. Darbee

POWER OF ATTORNEY

PETER A. DARBEE, the undersigned, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation, hereby constitutes and appoints BRUCE R. WORTHINGTON, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and President (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2005, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 15th day of February, 2006.

/s/ PETER A. DARBEE
    Peter A. Darbee

POWER OF ATTORNEY

CHRISTOPHER P. JOHNS, the undersigned, Senior Vice President, Chief Financial Officer, and Treasurer of PG&E Corporation, hereby constitutes and appoints BRUCE R. WORTHINGTON, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President, Chief Financial Officer, and Treasurer (principal financial officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2005, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 15th day of February, 2006.

/s/ CHRISTOPHER P. JOHNS
     Christopher P. Johns

POWER OF ATTORNEY

G. ROBERT POWELL, the undersigned, Vice President and Controller of PG&E Corporation, hereby constitutes and appoints BRUCE R. WORTHINGTON, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2005, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 15th day of February, 2006.

/s/ G. ROBERT POWELL
    G. Robert Powell

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints BRUCE R. WORTHINGTON, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 2005, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 15th day of February, 2006.

/s/ DAVID R. ANDREWS	/s/ MARYELLEN C. HERRINGER
David R. Andrews	Maryellen C. Herringer /s/ THOMAS B. KING
Leslie S. Biller /s/ DAVID A. COULTER	Thomas B. King /s/ MARY S. METZ
David A. Coulter /s/ C. LEE COX	Mary S. Metz /s/ BARBARA L. RAMBO
C. Lee Cox /s/ PETER A. DARBEE	Barbara L. Rambo /s/ BARRY LAWSON WILLIAMS
Peter A. Darbee	Barry Lawson Williams

POWER OF ATTORNEY

THOMAS B. KING, the undersigned, President and Chief Executive Officer of Pacific Gas and Electric Company, hereby constitutes and appoints BRUCE R. WORTHINGTON, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as President and Chief Executive Officer (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2005, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 15th day of February, 2006.

/s/ THOMAS B. KING
        Thomas B. King

POWER OF ATTORNEY

CHRISTOPHER P. JOHNS, the undersigned, Senior Vice President, Chief Financial Officer, and Treasurer of Pacific Gas and Electric Company, hereby constitutes and appoints BRUCE R. WORTHINGTON, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President, Chief Financial Officer, and Treasurer (principal financial officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2005, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 15th day of February, 2006.

/s/ CHRISTOPHER P. JOHNS
          Christopher P. Johns

POWER OF ATTORNEY

G. ROBERT POWELL, the undersigned, Vice President and Controller of Pacific Gas and Electric Company, hereby constitutes and appoints BRUCE R. WORTHINGTON, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2005, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 15th day of February, 2006.

/s/ G. ROBERT POWELL
     G. Robert Powell